Supplement, dated December 16, 1997, to the prospectuses, dated May 1,
                                 1997, of
                       Seligman Capital Fund, Inc.,
                    Seligman Common Stock Fund, Inc.,
              Seligman Communications and Information Fund, Inc.,
                       Seligman Growth Fund, Inc.,
                                   and
                Seligman Income Fund, Inc. (each a "Fund")


      The following supersedes the information set forth in each Fund's prospectus under "Purchase of Shares--Special Programs."

      Shareholders who redeem other mutual funds with objectives and policies similar to the Fund, and use the redemption proceeds to purchase shares of the Fund, will no longer be exempt from the sales load on Class A shares.



      The following supersedes the information set forth in each Fund's prospectus under "Purchase of Shares--Contingent Deferred Sales Load."

      For accounts established after January 1, 1998, the CDSL will be waived or reduced on distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA"), due to death, disability, or minimum distribution requirements after age 70 1/2.



EQ6S-12/97